Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              6.2439%



        Excess Protection Level
          3 Month Average   5.84%
          October, 1999   5.51%
          September, 1999   6.01%
          August, 1999   5.99%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    8.42%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,354,806,563.13